FOURTEENTH AMENDMENT TO AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

This Fourteenth Amendment (this “Amendment”), effective March 7, 2022, is made to the Amended and Restated Investment Advisory Agreement by and between Great-West Funds, Inc. (“Great-West Funds”) and Great-West Capital Management, LLC (the “Adviser”).

WHEREAS, Great-West Funds and Adviser are parties to the Amended and Restated Investment Advisory Agreement, dated May 1, 2017, as amended (the “Agreement”); and

WHEREAS, pursuant to Article VI of the Agreement, Great-West Funds and Adviser desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, Great-West Funds and Adviser agree as follows:

1.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

2.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

[Remainder of page intentionally left blank; signature page to follow.]

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through duly authorized officers as of the Effective Date.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:	/s/ Jonathan D. Kreider
Name: Jonathan D. Kreider
Title: President & Chief Executive Officer

GREAT-WEST FUNDS, INC

By:	/s/ Kelly B. New
Name: Kelly B. New
Title: Treasurer

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement

SCHEDULE A

TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Funds	Investment Advisory Fee
Great-West Ariel Mid Cap Value Fund	0.67% of the average daily net assets
Great-West Bond Index Fund	0.13% of the average daily net assets
Great-West Core Bond Fund	0.32% of the average daily net assets
Great-West Core Strategies: Flexible Bond Fund	0.38% of the average daily net assets
Great-West Core Strategies: Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
Great-West Core Strategies: International Equity Fund	0.53% of the average daily net assets on assets up to $1 billion, 0.48% of the average daily net assets on assets over $1 billion, and 0.43% of the average daily net assets on assets over $2 billion
Great-West Core Strategies: Short Duration Bond Fund	0.23% of the average daily net assets
Great-West Core Strategies: U.S. Equity Fund	0.47% of the average daily net assets on assets up to $1 billion, 0.42% of the average daily net assets on assets over $1 billion, and 0.37% of the average daily net assets on assets over $2 billion
Great-West Emerging Markets Equity Fund	0.93% of the average daily net assets on assets up to $1 billion, 0.88% of the average daily net assets on assets over $1 billion, and 0.83% of the average daily net assets on assets over $2 billion
Great-West Global Bond Fund	0.57% of the average daily net assets on assets up to $1 billion, 0.52% of the average daily net assets on assets over $1 billion, and 0.47% of the average daily net assets on assets over $2 billion
Great-West Government Money Market Fund	0.10% of the average daily net assets
Great-West High Yield Bond Fund	0.72% of the average daily net assets on assets up to $1 billion, 0.67% of the average daily net assets on assets over $1 billion, and 0.62% of the average daily net assets on assets over $2 billion
Great-West Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
Great-West International Growth Fund	0.82% of the average daily net assets on assets up to $1 billion, 0.77% of the average daily net assets on assets over $1 billion, and 0.72% of the average daily net assets on assets over $2 billion
Great-West International Index Fund	0.25% of the average daily net assets on assets up to $1 billion, 0.20% of the average daily net assets on assets over $1 billion, and 0.15% of the average daily net assets on assets over $2 billion
Great-West International Value Fund	0.67% of the average daily net assets
Great-West Large Cap Growth Fund	0.64% of the average daily net assets on assets up to $1 billion, 0.59% of the average daily net assets on assets over $1 billion, and 0.54% of the average daily net assets on assets over $2 billion
Great-West Large Cap Value Fund	0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion
Great-West Mid Cap Value Fund	0.78% of the average daily net assets on assets up to $1 billion, 0.73% of the average daily net assets on assets over $1 billion, and 0.68% of the average daily net assets on assets over $2 billion
Great-West Multi-Sector Bond Fund	0.52% of the average daily net assets on assets up to $1 billion, 0.47% of the average daily net assets on assets over $1 billion, and 0.42% of the average daily net assets on assets over $2 billion

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement

Funds	Investment Advisory Fee
Great-West Real Estate Index Fund	0.34% of the average daily net assets on assets up to $1 billion, 0.29% of the average daily net assets on assets over $1 billion, and 0.24% of the average daily net assets on assets over $2 billion
Great-West S&P 500® Index Fund

0.21% of the average daily net assets on assets up to $1 billion, 0.16% of the average daily net assets on assets over $1 billion, 0.11% of the average daily net assets on assets over $2 billion, and

0.09% of the average daily net assets on assets over $3 billion

Great-West S&P Mid Cap 400® Index Fund	0.18% of the average daily net assets on assets up to $1 billion, 0.13% of the average daily net assets on assets over $1 billion, and 0.08% of the average daily net assets on assets over $2 billion
Great-West S&P Small Cap 600® Index Fund	0.19% of the average daily net assets on assets up to $1 billion, 0.14% of the average daily net assets on assets over $1 billion, and 0.09% of the average daily net assets on assets over $2 billion
Great-West SecureFoundation® Balanced ETF Fund	0.16% of the average daily net assets
Great-West Short Duration Bond Fund	0.23% of the average daily net assets
Great-West Small Cap Growth Fund	0.83% of the average daily net assets on assets up to $1 billion, 0.78% of the average daily net assets on assets over $1 billion, and 0.73% of the average daily net assets on assets over $2 billion
Great-West Small Cap Value Fund	0.71% of the average daily net assets
Great-West T. Rowe Price Mid Cap Growth Fund	0.65% of the average daily net assets
Great-West U.S. Government Securities Fund	0.23% of the average daily net assets

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement

FIFTEENTH AMENDMENT TO AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

This Fifteenth Amendment (this “Amendment”), effective April 29, 2022, is made to the Amended and Restated Investment Advisory Agreement by and between Great-West Funds, Inc. (“Great-West Funds”) and Great-West Capital Management, LLC (the “Adviser”).

WHEREAS, Great-West Funds and Adviser are parties to the Amended and Restated Investment Advisory Agreement, dated May 1, 2017, as amended (the “Agreement”); and

WHEREAS, pursuant to Article VI of the Agreement, Great-West Funds and Adviser desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, Great-West Funds and Adviser agree as follows:

5.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

6.	Schedule B of the Agreement is hereby deleted in its entirety and replaced with Schedule B attached hereto.

7.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

8.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

9.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

[Remainder of page intentionally left blank; signature page to follow.]

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through duly authorized officers as of the Effective Date.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:	/s/ Jonathan D. Kreider
Name: Jonathan D. Kreider
Title: President & Chief Executive Officer

GREAT-WEST FUNDS, INC

By:	/s/ Kelly B. New
Name: Kelly B. New
Title: Treasurer

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement

SCHEDULE A

TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Funds	Investment Advisory Fee
Great-West Ariel Mid Cap Value Fund	0.67% of the average daily net assets
Great-West Bond Index Fund	0.13% of the average daily net assets
Great-West Core Bond Fund	0.32% of the average daily net assets
Great-West Core Strategies: Flexible Bond Fund	0.38% of the average daily net assets
Great-West Core Strategies: Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
Great-West Core Strategies: International Equity Fund	0.53% of the average daily net assets on assets up to $1 billion, 0.48% of the average daily net assets on assets over $1 billion, and 0.43% of the average daily net assets on assets over $2 billion
Great-West Core Strategies: U.S. Equity Fund	0.47% of the average daily net assets on assets up to $1 billion, 0.42% of the average daily net assets on assets over $1 billion, and 0.37% of the average daily net assets on assets over $2 billion
Great-West Emerging Markets Equity Fund	0.93% of the average daily net assets on assets up to $1 billion, 0.88% of the average daily net assets on assets over $1 billion, and 0.83% of the average daily net assets on assets over $2 billion
Great-West Global Bond Fund	0.57% of the average daily net assets on assets up to $1 billion, 0.52% of the average daily net assets on assets over $1 billion, and 0.47% of the average daily net assets on assets over $2 billion
Great-West Government Money Market Fund	0.10% of the average daily net assets
Great-West High Yield Bond Fund	0.70% of the average daily net assets on assets up to $1 billion, 0.65% of the average daily net assets on assets over $1 billion, and 0.60% of the average daily net assets on assets over $2 billion
Great-West Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
Great-West International Growth Fund	0.82% of the average daily net assets on assets up to $1 billion, 0.77% of the average daily net assets on assets over $1 billion, and 0.72% of the average daily net assets on assets over $2 billion
Great-West International Index Fund	0.25% of the average daily net assets on assets up to $1 billion, 0.20% of the average daily net assets on assets over $1 billion, and 0.15% of the average daily net assets on assets over $2 billion
Great-West International Value Fund	0.67% of the average daily net assets
Great-West Large Cap Growth Fund	0.64% of the average daily net assets on assets up to $1 billion, 0.59% of the average daily net assets on assets over $1 billion, and 0.54% of the average daily net assets on assets over $2 billion
Great-West Large Cap Value Fund	0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion
Great-West Mid Cap Value Fund	0.78% of the average daily net assets on assets up to $1 billion, 0.73% of the average daily net assets on assets over $1 billion, and 0.68% of the average daily net assets on assets over $2 billion
Great-West Multi-Sector Bond Fund	0.52% of the average daily net assets on assets up to $1 billion, 0.47% of the average daily net assets on assets over $1 billion, and 0.42% of the average daily net assets on assets over $2 billion
Great-West Real Estate Index Fund	0.29% of the average daily net assets on assets up to $1 billion, 0.24% of the average daily net assets on assets over $1 billion, and 0.19% of the average daily net assets on assets over $2 billion

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement

Funds	Investment Advisory Fee
Great-West S&P 500® Index Fund

0.21% of the average daily net assets on assets up to $1 billion, 0.16% of the average daily net assets on assets over $1 billion, 0.11% of the average daily net assets on assets over $2 billion, and

0.09% of the average daily net assets on assets over $3 billion

Great-West S&P Mid Cap 400® Index Fund	0.18% of the average daily net assets on assets up to $1 billion, 0.13% of the average daily net assets on assets over $1 billion, and 0.08% of the average daily net assets on assets over $2 billion
Great-West S&P Small Cap 600® Index Fund	0.19% of the average daily net assets on assets up to $1 billion, 0.14% of the average daily net assets on assets over $1 billion, and 0.09% of the average daily net assets on assets over $2 billion
Great-West SecureFoundation® Balanced ETF Fund	0.16% of the average daily net assets
Great-West Short Duration Bond Fund	0.23% of the average daily net assets
Great-West Small Cap Growth Fund	0.83% of the average daily net assets on assets up to $1 billion, 0.78% of the average daily net assets on assets over $1 billion, and 0.73% of the average daily net assets on assets over $2 billion
Great-West Small Cap Value Fund	0.71% of the average daily net assets
Great-West T. Rowe Price Mid Cap Growth Fund	0.65% of the average daily net assets
Great-West U.S. Government Securities Fund	0.23% of the average daily net assets

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement

SCHEDULE B

TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Funds	Investment Advisory Fee
Great-West Lifetime 2015 Fund	0.12% of the average daily net assets
Great-West Lifetime 2020 Fund	0.12% of the average daily net assets
Great-West Lifetime 2025 Fund	0.12% of the average daily net assets
Great-West Lifetime 2030 Fund	0.12% of the average daily net assets
Great-West Lifetime 2035 Fund	0.12% of the average daily net assets
Great-West Lifetime 2040 Fund	0.12% of the average daily net assets
Great-West Lifetime 2045 Fund	0.12% of the average daily net assets
Great-West Lifetime 2050 Fund	0.12% of the average daily net assets
Great-West Lifetime 2055 Fund	0.12% of the average daily net assets
Great-West Lifetime 2060 Fund	0.12% of the average daily net assets
Great-West Aggressive Profile Fund	0.10% of the average daily net assets
Great-West Moderately Aggressive Profile Fund	0.10% of the average daily net assets
Great-West Moderate Profile Fund	0.10% of the average daily net assets
Great-West Moderately Conservative Profile Fund	0.10% of the average daily net assets
Great-West Conservative Profile Fund	0.10% of the average daily net assets
Great-West SecureFoundation® Balanced Fund	0.10% of the average daily net assets

GWCM – Great-West Funds Amendment to Amended and Restated Investment Advisory Agreement